MANAGERS TRUST II
		MANAGERS TOTAL RETURN BOND FUND

		 Supplement dated June 2, 2005
   to the Prospectus and Statement of Additional Information dated August 1, 2004 (as supplemented January 1, 2005)

The following information supplements and supersedes any information to the contrary relating to Managers Total Return Bond Fund (the "Fund"), a series of Managers Trust II (the "Trust"), contained in the Fund's Prospectus and Statement of Additional Information dated August 1, 2004 (as supplemented January 1, 2005).

Managers Total Return Bond Fund:
================================
At a meeting held on May 21, 2005, the Board of Trustees of the Trust unanimously approved a plan to liquidate and terminate the Fund, effective June 30, 2005 (the "Liquidation Date"). It is expected that the cash proceeds of the liquidation will be distributed to Fund shareholders promptly following the Liquidation Date.

In light of the pending liquidation, effective immediately, the Fund will no longer accept investments for either new or existing shareholder accounts.

Shareholders owning shares of the Fund held through the ManagersChoice(r) Program should contact their investment professional for details on how this change will affect their account.


June 2, 2005